Exhibit 99.1

Lululemon Athletica Inc. Provides Update on COVID-19 Employee Support Plan
Vancouver, BC - April 2, 2020 - lululemon athletica inc. (NASDAQ:LULU) today detailed a range of actions and initiatives to support its employees as COVID-19 continues to impact the business. The company is committed to supporting its people while continuing to invest in its Power of Three growth strategy.
Understanding the COVID-19 pandemic may continue for the foreseeable future, stores in North America, Europe, Malaysia, Australia, and New Zealand will remain closed until they can safely reopen. In addition, the company has made the decision to continue pay protection for its employees through June 1, whether stores reopen or remain closed.
“At lululemon, our people are our top priority. These decisions enable us to support our teams and immediate business priorities, while balancing what is required to plan for the recovery and growth to follow,” said Calvin McDonald, Chief Executive Officer. “We’re making the right commitments now as we navigate what’s ahead for the future.”
In addition, for the next three months, the company’s Senior Leadership Team will reduce their salaries by 20 percent, and the Board of Directors will forgo their cash retainer. These funds will go towards the newly-established We Stand Together Fund to help lululemon employees facing COVID-19 related hardships at this time.
These measures are in addition to the previously announced actions at lululemon, including actively managing the company’s expense structure, capital investment, and store opening and remodel projects. The company has also made the decision to temporarily pause its share repurchase program.
lululemon’s website and mobile app remain operational across all regions. The company will continue to monitor the evolving COVID-19 situation and provide additional updates as necessary.
About lululemon athletica inc.
lululemon athletica inc. (NASDAQ:LULU) is a healthy lifestyle inspired athletic apparel company for yoga, running, training, and most other sweaty pursuits, creating transformational products and experiences which enable people to live a life they love. Setting the bar in technical fabrics and functional designs, lululemon works with yogis and athletes in local communities for continuous research and product feedback. For more information, visit WWW.LULULEMON.COM.
Forward-Looking Statements:
This press release includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include our guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: our ability to maintain the value and reputation of our brand; the acceptability of our products to our guests; the recent COVID-19 coronavirus outbreak and related government, private sector, and individual consumer responsive actions; our highly competitive market and increasing competition; our reliance on and limited control over third-party suppliers to provide fabrics for and to produce our products; suppliers or manufacturers not complying with our Vendor Code of Ethics or applicable laws; the operations of many of our suppliers are subject to international and other risks; an economic downturn or economic uncertainty in our key markets; increasing product costs and decreasing selling prices; our ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; our ability to accurately forecast guest demand for our products; our ability to safeguard against security breaches with respect to our information technology systems; any material disruption of our information systems; our ability to have technology-based systems function effectively and grow our e-commerce business globally; changes in consumer shopping preferences and shifts in distribution channels; the fluctuating costs of raw materials; our ability to expand internationally in light of our limited operating experience and limited brand recognition in new international markets; global economic and political conditions and global events such as health pandemics; our ability to deliver our products to the market and to meet guest expectations if we have problems with our distribution system; imitation by our competitors; our ability to protect our intellectual property rights; our ability to source and sell our merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; changes in tax laws or unanticipated tax liabilities; our ability to manage our growth and the increased complexity of our business effectively; our ability to cancel store leases if an existing or new store is not profitable; increasing labor costs and other factors associated with the production of our products in South and South East Asia; our ability to successfully open new store locations in a timely manner; our ability to comply with trade and other regulations; the service of our senior management; seasonality; fluctuations in foreign currency exchange rates; conflicting trademarks and the prevention of sale of certain products; our exposure to various types of litigation; actions of activist stockholders; anti-takeover provisions in our certificate of incorporation and bylaws; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, our most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

Contacts
Investors:
lululemon athletica inc.
Howard Tubin
1-604-732-6124
or
ICR, Inc.
Joseph Teklits/Caitlin Churchill
1-203-682-8200

Media:
lululemon athletica inc.
Erin Hankinson
1-604-732-6124
or
Brunswick Group
Eleanor French
1-415-671-7676

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